INCOME TAXES (Schedule of Aggregate Amount and Per Share Effect of the Tax Holiday) (Details) - CHINA - USD ($)		12 Months Ended
		Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Aggregate amount and per share effect of the Tax Holiday
Preferential tax effect	[1]	$ 2,609,975	$ 845,010	$ 0
Basic earnings per share from continuing operations effect -decrease		$ 0	$ 0	$ 0
Diluted earnings per share from continuing operations effect -decrease		$ 0	$ 0	$ 0

[1]	Certain solar power project entities are fully exempted from PRC CIT for three years starting from the year in which such project generates revenue from the sale of electricity, and is 50% exempted from PRC CIT for another three years. In addition, certain solar power project entities in the western region of China enjoy preferential tax policies and are subject to a preferential tax rate of 15%.